UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Accredited Home Lenders, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-124435-01 (Commission File Number)	35-2231035 (IRS Employer Identification No.)
Attention: General Counsel, 15090 Avenue of Science, San Diego, CA (Address of principal executive offices)	92128 (Zip Code)

Registrant's telephone number, including area code 858-676-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Accredited Mortgage Loan Trust 2005-3, Asset-Backed Notes, Series 2005-3, which was made on October 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 2.08 of the Indenture for the distribution on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS INDENTURE TRUSTEE UNDER THE SALE AND SERVICING AGREEMENT ON BEHALF OF ACCREDITED HOME LENDERS, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 26, 2005
Accredited Mortgage Loan Trust
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Administrator:
John Chozen 312.992.1816
john.chozen@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Repurchase Loan Detail
Page 2-3
Page 4-6

Page 11-13
Page 14-16
Page 17-19

Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
AMLT0503
AMLT0503_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Aug-05
26-Sep-05
25-Sep-35
Parties to The Transaction
Issuer: Accredited Mortgage Loan Trust 2005-3
Underwriter: Morgan Stanley & Co., Inc
Master Servicer: Accredited Home Lenders, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.107794%
3.830000%
4.040000%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Accredited Mortgage Loan Trust
Asset-Backed Notes
Series 2005-3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
Indenture
Statement Date:
ABN AMRO Acct: 722944.1
990.322998459
12.034835921
0.000000000
978.288162538
3.246883982
4.2800000000%
0.00
0.00
0.000000000
4.0700000000%
0.000000000
004375ED9
A-1
356,840,000.00
4,294,510.85
0.00
349,092,347.92
1,158,618.08
353,386,858.77
972.397973319
47.566164871
0.000000000
924.831808448
3.078449924
4.1400000000%
0.00
0.00
0.000000000
3.9300000000%
0.000000000
004375DQ1
A-2A
257,110,000.00
12,229,736.65
0.00
237,783,506.27
791,500.26
250,013,242.92
1000.000000000
0.000000000
0.000000000
1000.000000000
3.214166703
4.2000000000%
0.00
0.00
0.000000000
3.9900000000%
0.000000000
004375DR9
A-2B
91,720,000.00
0.00
0.00
91,720,000.00
294,803.37
91,720,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.286666645
4.2900000000%
0.00
0.00
0.000000000
4.0800000000%
0.000000000
004375DS7
A-2C
156,650,000.00
0.00
0.00
156,650,000.00
514,856.33
156,650,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.383333388
4.4100000000%
0.00
0.00
0.000000000
4.2000000000%
0.000000000
004375DT5
A-2D
61,154,000.00
0.00
0.00
61,154,000.00
206,904.37
61,154,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.447777778
4.4900000000%
0.00
0.00
0.000000000
4.2800000000%
0.000000000
004375DU2
M-1
37,521,000.00
0.00
0.00
37,521,000.00
129,364.07
37,521,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.463889001
4.5100000000%
0.00
0.00
0.000000000
4.3000000000%
0.000000000
004375DV0
M-2
34,721,000.00
0.00
0.00
34,721,000.00
120,269.69
34,721,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.471944645
4.5200000000%
0.00
0.00
0.000000000
4.3100000000%
0.000000000
004375DW8
M-3
23,521,000.00
0.00
0.00
23,521,000.00
81,663.61
23,521,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.552499860
4.6200000000%
0.00
0.00
0.000000000
4.4100000000%
0.000000000
004375DX6
M-4
17,921,000.00
0.00
0.00
17,921,000.00
63,664.35
17,921,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.592777747
4.6700000000%
0.00
0.00
0.000000000
4.4600000000%
0.000000000
004375DY4
M-5
17,921,000.00
0.00
0.00
17,921,000.00
64,386.17
17,921,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.649166722
4.7400000000%
0.00
0.00
0.000000000
4.5300000000%
0.000000000
004375DZ1
M-6
15,121,000.00
0.00
0.00
15,121,000.00
55,179.05
15,121,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.987500159
5.1600000000%
0.00
0.00
0.000000000
4.9500000000%
0.000000000
004375EA5
M-7
15,681,000.00
0.00
0.00
15,681,000.00
62,527.99
15,681,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.132500000
5.3400000000%
0.00
0.00
0.000000000
5.1300000000%
0.000000000
004375EB3
M-8
12,320,000.00
0.00
0.00
12,320,000.00
50,912.40
12,320,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.454722050
5.7400000000%
0.00
0.00
0.000000000
5.5300000000%
0.000000000
004375EC1
M-9
12,880,000.00
0.00
0.00
12,880,000.00
57,376.82
12,880,000.00
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.107794%
3.830000%
4.040000%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Accredited Mortgage Loan Trust
Asset-Backed Notes
Series 2005-3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
Indenture
Statement Date:
ABN AMRO Acct: 722944.1
Total P&I Payment
0.00
0.00
1,111,081,000.00
1,100,531,101.69
20,176,274.06
Total
1,084,006,854.19
16,524,247.50
0.00
3,652,026.56
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,573,892.90
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,231,490.76
Unscheduled Interest:
Prepayment Penalties
268,858.88
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
268,858.88
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,388,003.02
0.00
0.00
0.00
0.00
0.00
180,912.88
574,385.74
755,298.62
57,948.59
12,613,580.67
0.00
899,204.28
0.00
13,570,733.54
14,326,032.16
20,714,035.18
20,714,035.18
1,111,224,964.44
6,450
755,298.62
12,671,529.26
61
0.00
0.00
0
899,204.28
2
1,096,898,932.28
6,387
540,125.19
4,362,906.77
574,385.74
4,657,597.86
595,343.79
4,829,831.02
112,346.62
0.00
0.00
350,474.06
462,820.69
7,404.00
)
(7,404.00
0.00
0.00
0.00
0.00
0.00
)
(112,346.62
6,388,003.02
Interest Not Advanced (
Current Period
)
0.00
4,657,597.86
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(4,190,673.61
)
(519,167.14
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Statement Date:
Cash Reconciliation Summary Group I
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
609,253.18
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,418,630.22
Unscheduled Interest:
Prepayment Penalties
92,657.50
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
92,657.50
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,468,278.63
0.00
0.00
0.00
0.00
0.00
70,700.78
233,224.52
303,925.30
29,186.77
3,390,101.38
0.00
0.00
0.00
3,419,288.15
3,723,213.45
6,191,492.08
6,191,492.08
429,910,575.47
2,689
303,925.30
3,419,288.15
19
0.00
0.00
0
0.00
0
426,187,362.02
2,670
218,864.35
1,693,355.58
233,224.52
1,809,377.04
242,311.40
1,886,549.64
43,009.09
0.00
0.00
136,120.32
179,129.41
1,430.61
)
(1,430.61
0.00
0.00
0.00
0.00
0.00
)
(43,009.09
2,468,278.63
Interest Not Advanced (
Current Period
)
0.00
1,809,377.04
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,616,182.98
)
(209,777.47
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Statement Date:
Cash Reconciliation Summary Group II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
964,639.72
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
3,812,860.54
Unscheduled Interest:
Prepayment Penalties
176,201.38
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
176,201.38
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
3,919,724.38
0.00
0.00
0.00
0.00
0.00
110,212.10
341,161.22
451,373.32
28,761.82
9,223,479.29
0.00
899,204.28
0.00
10,151,445.39
10,602,818.71
14,522,543.09
14,522,543.09
681,314,388.97
3,761
451,373.32
9,252,241.11
42
0.00
0.00
0
899,204.28
2
670,711,570.26
3,717
321,260.84
2,669,551.19
341,161.22
2,848,220.82
353,032.39
2,943,281.38
69,337.54
0.00
0.00
214,353.74
283,691.28
5,973.39
)
(5,973.39
0.00
0.00
0.00
0.00
0.00
)
(69,337.54
3,919,724.38
Interest Not Advanced (
Current Period
)
0.00
2,848,220.82
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(2,574,490.63
)
(309,389.67
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
29
1,158,618.08
1,158,618.08
Act/360
0.00
1,158,618.08
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
29
791,500.26
791,500.26
Act/360
0.00
791,500.26
0.00
0.00
0.00
0.00
No
A-2A
0.00
0.00
0.00
0.00
29
294,803.37
294,803.37
Act/360
0.00
294,803.37
0.00
0.00
0.00
0.00
No
A-2B
0.00
0.00
0.00
0.00
29
514,856.33
514,856.33
Act/360
0.00
514,856.33
0.00
0.00
0.00
0.00
No
A-2C
0.00
0.00
0.00
0.00
29
206,904.37
206,904.37
Act/360
0.00
206,904.37
0.00
0.00
0.00
0.00
No
A-2D
0.00
0.00
0.00
0.00
29
129,364.07
129,364.07
Act/360
0.00
129,364.07
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
29
120,269.69
120,269.69
Act/360
0.00
120,269.69
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
29
81,663.61
81,663.61
Act/360
0.00
81,663.61
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
29
63,664.35
63,664.35
Act/360
0.00
63,664.35
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
29
64,386.17
64,386.17
Act/360
0.00
64,386.17
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
29
55,179.05
55,179.05
Act/360
0.00
55,179.05
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
29
62,527.99
62,527.99
Act/360
0.00
62,527.99
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
29
50,912.40
50,912.40
Act/360
0.00
50,912.40
0.00
0.00
0.00
0.00
No
M-8
0.00
0.00
0.00
0.00
29
57,376.82
57,376.82
Act/360
0.00
57,376.82
0.00
0.00
0.00
0.00
No
M-9
0.00
0.00
0.00
0.00
0.00
0.00
3,652,026.56
3,652,026.56
3,652,026.56
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
1.00
1.00
A-1
NA
NA
9/25/2035
349,092,347.92
0.00
0.00
353,386,858.77
356,840,000.00
4,294,510.85
0.00
0.00
0.00
0.00
A-2A
NA
NA
9/25/2035
237,783,506.27
0.00
0.00
250,013,242.92
257,110,000.00
12,229,736.65
0.00
0.00
0.00
0.00
A-2B
NA
NA
9/25/2035
91,720,000.00
0.00
0.00
91,720,000.00
91,720,000.00
0.00
0.00
0.00
0.00
0.00
A-2C
NA
NA
9/25/2035
156,650,000.00
0.00
0.00
156,650,000.00
156,650,000.00
0.00
0.00
0.00
0.00
0.00
A-2D
NA
NA
9/25/2035
61,154,000.00
0.00
0.00
61,154,000.00
61,154,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
9/25/2035
37,521,000.00
0.00
0.00
37,521,000.00
37,521,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
9/25/2035
34,721,000.00
0.00
0.00
34,721,000.00
34,721,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
9/25/2035
23,521,000.00
0.00
0.00
23,521,000.00
23,521,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
9/25/2035
17,921,000.00
0.00
0.00
17,921,000.00
17,921,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
9/25/2035
17,921,000.00
0.00
0.00
17,921,000.00
17,921,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
9/25/2035
15,121,000.00
0.00
0.00
15,121,000.00
15,121,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
9/25/2035
15,681,000.00
0.00
0.00
15,681,000.00
15,681,000.00
0.00
0.00
0.00
0.00
0.00
M-8
NA
NA
9/25/2035
12,320,000.00
0.00
0.00
12,320,000.00
12,320,000.00
0.00
0.00
0.00
0.00
0.00
M-9
NA
NA
9/25/2035
12,880,000.00
0.00
0.00
12,880,000.00
12,880,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
16,524,247.50
0.00
0.00
0.00
1,111,081,000.00
1,084,006,854.19
1,100,531,101.69
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Other Related Information
Statement Date:
Excess Cashflow
Excess Yield Maintenance
0.00
Trigger Event
0.00
3 month Rolling Delinquency Rate
%
0.00
No
$12,892,078.09
Overcollateralization Amount
Target Overcollateralization
$30,801,167.56
Overcollateralization Increase Amount
$2,198,215.34

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Counterparty
Swap Termination payment payable to the Swap Counterparty
0.00
537,761.12
0.00
0.00
Net Swap payment payable to the Trust
Swap Termination payment payable to the Trust

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722944.1
0.28%
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/25/2005
18
2,243,593.48
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/26/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Group I
ABN AMRO Acct: 722944.1
0.19%
0.15%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/25/2005
5
631,942.75
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/26/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Group II
ABN AMRO Acct: 722944.1
0.35%
0.24%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/25/2005
13
1,611,650.73
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/26/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722944.1
Series 2005-3
25-Oct-05
6,387
98.50%
1,096,898,932
97.93%
0.98%
1.22%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
352
364
7.11%
6.61%
42
243,878
63
13,512,785
26-Sep-05
6,450
99.48%
1,111,224,964
99.21%
0.52%
0.72%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
353
365
7.11%
6.61%
16
88,933
34
8,011,574
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Group I
Amort
ABN AMRO Acct: 722944.1
Series 2005-3
25-Oct-05
2,670
41.18%
426,187,362
38.05%
0.71%
0.79%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
352
363
7.13%
6.63%
16
92,658
19
3,390,101
26-Sep-05
2,689
41.47%
429,910,575
38.38%
0.52%
0.59%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
353
364
7.13%
6.63%
9
60,100
14
2,568,373
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Group II
Amort
ABN AMRO Acct: 722944.1
Series 2005-3
25-Oct-05
3,717
57.33%
670,711,570
59.88%
1.17%
1.49%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
352
365
7.09%
6.59%
26
151,221
44
10,122,684
26-Sep-05
3,761
58.00%
681,314,389
60.83%
0.53%
0.79%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
353
366
7.10%
6.60%
7
28,833
20
5,443,201
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Group I
Current Total
Cumulative
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Group II
Current Total
Cumulative
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Notes
Series 2005-3
ABN AMRO Acct: 722944.1
Repurchased Loan Detail
Period
Statement Date:
Loan #
Net Sales
Proceeds
Deal
Advances
Deal Advanced
Gross Interest
Net Liquidation
Proceeds
Liquidated
Principal *
Loss to
Trust
Percentage
Recovered
Current Total
Cumulative
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Substitution Detail History
ABN AMRO Acct: 722944.1
Series 2005-3
Asset-Backed Notes
24-Oct-05
25-Nov-05
26-Sep-05
25-Oct-05
25-Oct-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)
21-Oct-2005 - 11:52 (X108-X121) (c) 2005 LaSalle Bank N.A.

Original Property